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          As filed with the Securities and Exchange Commission on August 2, 2001
                                                  Registration No. 333-_________
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ---------------------------------


                                    FORM S-11
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                        FBR ASSET INVESTMENT CORPORATION
      (Exact Name of Registrant as Specified in its Governing Instruments)

                   POTOMAC TOWER, 1001 NINETEENTH STREET NORTH
                            ARLINGTON, VIRGINIA 22209
                                 (703) 469-1000
          (Address, Including Zip Code, and Telephone Number, including
             Area Code, of Registrant's Principal Executive Offices)


                               KURT R. HARRINGTON
                             CHIEF FINANCIAL OFFICER
                        FBR ASSET INVESTMENT CORPORATION
                   POTOMAC TOWER, 1001 NINETEENTH STREET NORTH
                            ARLINGTON, VIRGINIA 22209
                                 (703) 469-1000
                            (703) 312-9602 (TELECOPY)
                (Name, Address, Including Zip Code, and Telephone
               Number, Including Area Code, of Agent for Service)

                          -----------------------

                                 COPIES TO:

    DANIEL M. LEBEY, ESQ.                          J. MARK KLAMER, ESQ.
      HUNTON & WILLIAMS                               BRYAN CAVE LLP
 RIVERFRONT PLAZA, EAST TOWER                       211 NORTH BROADWAY
      951 E. BYRD STREET                      ST. LOUIS, MISSOURI 63102-2750
RICHMOND, VIRGINIA 23219-4074                         (314) 259-2000
        (804) 788-8200                          (314) 259-2020 (TELECOPY)
  (804) 788-8218 (TELECOPY)


                          -----------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: August 2, 2001.
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-63344
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------
                                                       PROPOSED         PROPOSED
TITLE OF SECURITIES BEING            AMOUNT BEING       MAXIMUM          MAXIMUM        AMOUNT OF
REGISTERED                          REGISTERED(1)   OFFERING PRICE      AGGREGATE     REGISTRATION
                                                       PER SHARE     OFFERING PRICE        FEE
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
Common Stock,
$0.01 par value per share              287,500          $23.00         $6,612,500       $1,654.00
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

(1) Includes 37,500 shares that may be purchased pursuant to an over-allotment option granted to the underwriters.

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                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), and General Instruction G of Form S-11. The contents of the Registration Statement on Form S-11 (Registration No. 333-63344) filed by FBR Asset Investment Corporation (the "Company") pursuant to the Act with the Securities and Exchange Commission (the "Commission") on June 19, 2001, as amended, including the exhibits thereto, and declared effective by the Commission on August 1, 2001, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on August 2, 2001.

                                   FBR ASSET INVESTMENT CORPORATION
                                   (REGISTRANT)

                                By:  /s/ Eric F. Billings
                                   ----------------------------------------
                                   Eric F. Billings
                                   Chairman, President and Chief
                                   Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacity indicated on August 2, 2001.

                               /s/ Kurt R. Harrington
                               ----------------------------------------
                               Kurt R. Harrington
                               Chief Financial Officer and Treasurer
                               (PRINCIPAL FINANCIAL OFFICER)

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 2, 2001. Each of the directors and/or officers of FBR Asset Investment Corporation whose signature appears below hereby appoints Eric F. Billings and Richard J. Hendrix, and both of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments to this registration statement, making such changes in the registration statement as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable FBR Asset Investment Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.


             SIGNATURE                                       TITLE

   /s/ Eric F. Billings                    Chairman, Chief Executive Officer and
----------------------------------         Director
          Eric F. Billings                 (PRINCIPAL EXECUTIVE OFFICER)


   /s/ Richard J. Hendrix                  Chief Operating Officer
----------------------------------
         Richard J. Hendrix

   /s/ Emanuel J. Friedman                 Director
----------------------------------
        Emanuel J. Friedman

   /s/ Peter A. Gallagher                  Director
----------------------------------
         Peter A. Gallagher

     /s/ Stephen D. Harlan
----------------------------------         Director
         Stephen D. Harlan

      /s/ Russell C. Lindner
----------------------------------         Director
         Russell C. Lindner


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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                            EXHIBIT TITLE
----------                          -------------
         1        Underwriting Agreement, dated August 1, 2001

         5        Opinion of Hunton & Williams (previously filed as Exhibit No.
                  5 to Amendment No. 2 to the Company's Registration Statement on Form S-11 (Registration No. 333-63344) filed with the
                  Commission on July 11, 2001 and incorporated herein by reference)

         23.1     Consent of Arthur Andersen LLP

         23.2     Consent of Hunton & Williams (included in Exhibit 5)

         24 Power of Attorney (included on signature page of the Registration Statement)